VOTING AND LOCK UP AGREEMENT

VOTING AND LOCK UP AGREEMENT dated September __, 2010 (the "Lock Up Agreement") by and between NEOSTEM, INC., a Delaware corporation (the "Parent"), and the individuals or entities listed on Schedule A annexed hereto (collectively, the "Inside Stockholders" and each individually, a "Inside Stockholder").

RECITALS

WHEREAS, Progenitor Cell Therapy, LLC (the "Company"), Parent and a wholly owned subsidiary of Parent ("Subco"), intend to enter into an Agreement and Plan of Merger (as amended from time to time, the "Merger Agreement") pursuant to which the Company, will be merged with and into Subco with the Company continuing as the surviving company and as a direct wholly owned subsidiary of Parent (the "Merger");

WHEREAS, the Inside Stockholders are executive officers and/or directors or affiliates of executive officers or directors of the Parent, who in that capacity are fully familiar with the terms of the Merger and the Merger Agreement, the terms of which have been substantially agreed upon, and are the record and beneficial owners of certain shares common stock, par value $0.001 per share, of the Parent (the "Shares"); and

WHEREAS, to induce the Company to enter into the Merger Agreement, Parent needs to demonstrate shareholder support for the Merger, and so desires that each of the Inside Stockholders agree, and each of the Inside Stockholders is willing to agree, to enter into this Lock Up Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parent and each of the Inside Stockholders, intending to be legally bound, hereby agree as follows:

1. *Certain Definitions*. For purposes of this Lock Up Agreement:

   (a) *"Beneficially Own"* or *"Beneficial Ownership"* with respect to any securities means having "beneficial ownership" of such securities as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person shall include securities Beneficially Owned by all other Persons with whom such Person would constitute a "group" within the meaning of Section 13(d)(3) of the Exchange Act.

   (b) *"Person"* means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

2. *Disclosure*. Each of the Inside Stockholders hereby agrees to permit the Parent to publish and disclose in the Parent's Proxy Statement, and any press release or other disclosure document which Parent reasonably determines to be necessary or desirable in connection with the Merger and any transactions related thereto, each Inside Stockholder's identity and ownership of the Shares and the nature of each Inside Stockholder's commitments, arrangements and understandings under this Lock Up Agreement.

3. *Voting of Shares*.

(a) Each of the Inside Stockholders hereby consents to the Parent's execution and delivery of the Merger Agreement and the taking of all actions by the Parent to effect the Merger.

(b) Each of the Inside Stockholders hereby agrees that, during the period commencing on the date hereof and continuing until the first to occur of (x) the effective time of the Merger or (y) the taking by the Board of Directors of the Parent of any action permitted under the Merger Agreement properly to terminate the Merger Agreement in accordance with its terms or (z) November 20, 2010 (the first to occur being the "Termination Date"), at any meeting of the stockholders of Parent, however called, or in connection with any written consent of the holders of the shares of the Parent's Common Stock, he shall vote (or cause to be voted) the Shares held of record or Beneficially Owned by the Inside Stockholder, whether now owned or hereafter acquired in favor of approval of the Merger, adoption of the Merger Agreement, issuance of the merger consideration to the members of the Company and any other actions required in furtherance thereof and hereof.

4. *Covenants, Representations and Warranties each Inside Stockholder*. Each of the Inside Stockholders hereby severally represents and warrants (with respect to such Inside Stockholder only and his Shares, and not with respect to each other Inside Stockholder) to, and agrees until the Termination Date with, the Parent as follows:

(a) *Authorization*. Such Inside Stockholder has the legal capacity, power and authority to enter into and perform all of such Inside Stockholder's obligations under this Lock Up Agreement. The execution, delivery and performance of this Lock Up Agreement by such Inside Stockholder will not violate any other agreement to which such Inside Stockholder is a party including, without limitation, any voting trust, trust or similar agreement. This Lock Up Agreement has been duly and validly executed and delivered by such Inside Stockholder and constitutes a valid and binding agreement enforceable against such Inside Stockholder in accordance with its terms. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which such Inside Stockholder is a trustee whose consent is required for the execution and delivery of this Lock Up Agreement or the consummation by such Inside Stockholder of the transactions contemplated hereby. If such Inside Stockholder is married and such Inside Stockholder's Shares constitute community property, this Lock Up Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, such Inside Stockholder's spouse, enforceable against such person in accordance with its terms.

(b) *No Conflicts.* (i) Except as may be required under Section 13 of the Exchange Act, no filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Lock Up Agreement by such Inside Stockholder and the consummation by such Inside Stockholder of the transactions contemplated hereby and (ii) none of the execution and delivery of this Lock Up Agreement by such Inside Stockholder, the consummation by such Inside Stockholder of the transactions contemplated hereby or compliance by such Inside Stockholder with any of the provisions hereof shall (A) conflict with or result in any breach of the organizational documents of such Inside Stockholder (if applicable), (B) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which such Inside Stockholder is a party or by which such Inside Stockholder or any of its properties or assets may be bound, or (C) violate any order, writ injunction, decree, judgment, order, statute, rule or regulation applicable to such Inside Stockholder or any of its properties or assets.

(c) *Restriction on Transfer; Proxies and Non-Interference.* At any time during the period (the "Lock-Up Period") from the date hereof until the Termination Date, such Inside Stockholder shall not, directly or indirectly, (i) except for a Permitted Transfer (as defined below), offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of any such Inside Stockholder's Shares, or any interest therein, whether such shares are held by such Inside Stockholder as of the date hereof or are acquired by such Inside Stockholder from and after the date hereof, whether in connection with the Merger or otherwise, (together with the Shares, the "Lock-Up Shares"), (ii) except as contemplated by this Lock Up Agreement, grant any proxies or powers of attorney, deposit any Shares into a voting trust or enter into a Lock Up Agreement with respect to the Lock-Up Shares, or (iii) take any action that would make any representation or warranty of such Inside Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling such Inside Stockholder from performing such Inside Stockholder's obligations under this Lock Up Agreement.

(d) *Reliance by the Company.* Such Inside Stockholder understands and acknowledges that the Company will enter into the Merger Agreement in reliance upon such Inside Stockholder's execution and delivery of this Lock Up Agreement.

(e) *Permitted Transfer*. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, any Inside Stockholder may sell or transfer any Shares to any Inside Stockholder or any other Person who executes and delivers to the Parent an agreement, in form and substance acceptable to Parent, to be bound by the terms of this Agreement to the same extent as the transferring Inside Stockholder (any such transfer, a "Permitted Transfer").

5. *Stop Transfer Legend.*

(a) Each of the Inside Stockholders agrees and covenants to the Parent that such Inside Stockholder shall not request that the Parent register the transfer (book-entry or otherwise) of any certificate representing any of such Inside Stockholder's Shares, unless such transfer is made in compliance with this Lock Up Agreement.

(b) Without limiting the covenants set forth in paragraph (a) above, in the event of a stock dividend or distribution, or any change in Shares by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, the term "Shares" shall be deemed to refer to and include any and all shares into which or for which any or all of the Shares may be changed or exchanged.

6. *Further Assurances*. From time to time until the expiration of the Lock-Up Period, at the Parent's request and without further consideration, each Inside Stockholder shall execute and deliver such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Lock Up Agreement.

7. *Stockholder Capacity*. If any Inside Stockholder is or becomes during the term hereof a director or an officer of the Parent, such Inside Stockholder makes no agreement or understanding herein in his capacity as such director or officer. Each of the Inside Stockholders signs solely in his or her capacity as the record and Beneficial Owner of the Inside Stockholder's Shares.

8. *Termination*. Except as otherwise provided herein, the covenants and agreements contained herein with respect to the Shares shall terminate upon the Termination Date regardless of the circumstances.

9. *Miscellaneous*.

(a) *Entire Agreement*. This Lock Up Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

(b) *Certain Events*. Subject to Sections 4(d) and (f) hereof, each of the Inside Stockholders agrees that this Lock Up Agreement and the obligations

hereunder shall attach to each such Inside Stockholder's Shares and shall be binding upon any Person to which legal or Beneficial Ownership of such Shares shall pass, whether by operation of law or otherwise, including without limitation, each Inside Stockholder's heirs, guardians, administrators or successors. Notwithstanding any such transfer of Shares, the transferor shall remain liable for the performance of all obligations under this Lock Up Agreement.

(c) *Assignment*. This Lock Up Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the Parent.

(d) *Amendment and Modification*. This Lock Up Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the parties hereto affected by such amendment.

(e) *Notices*. Any notice or other communication required or which may be given hereunder shall be in writing and delivered (i) personally, (ii) via telecopy, (iii) via overnight courier (providing proof of delivery) or (iv) via registered or certified mail (return receipt requested). Such notice shall be deemed to be given, dated and received (i) when so delivered personally, via telecopy upon confirmation, or via overnight courier upon actual delivery or (ii) two days after the date of mailing, if mailed by registered or certified mail. Any notice pursuant to this section shall be delivered as follows:

If to the Inside Stockholder, to the address set forth for the Inside Stockholder on Schedule A to this Lock Up Agreement.

If to Parent:

NeoStem, Inc.
420 Lexington Avenue
Suite 450
New York, New York 10170
Attn: Catherine Vaczy, Esq.
Facsimile: (646) 514-7787

(f) *Severability*. Whenever possible, each provision or portion of any provision of this Lock Up Agreement will be interpreted in such a manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Lock Up Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision of this Lock Up Agreement in such jurisdiction, and this Lock Up Agreement will be reformed, construed

and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

(g) *Specific Performance.* Each of the parties hereto agrees, recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Lock Up Agreement will cause the other parties to sustain damages for which they would not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that in the event of any such breach any aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements (without any requirement to post bond or other security and without having to prove actual damages) and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

(h) *Remedies Cumulative.* All rights, powers and remedies provided under this Lock Up Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any such rights, powers or remedies by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

(i) *No Waiver.* The failure of any party hereto to exercise any right, power or remedy provided under this Lock Up Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, will not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

(j) *No Third Party Beneficiaries.* This Lock Up Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder other than the Company, which is an intended third party beneficiary.

(k) *Governing Law.* This Lock Up Agreement will be governed and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof.

(l) *Submission to Jurisdiction.* Each party to this Lock Up Agreement irrevocably consents and agrees that any legal action or proceeding with respect to this Agreement and any action for enforcement of any judgment in respect thereof will be brought in the state or federal courts located within the jurisdiction of the United States District Court for the Southern District of New York, and, by execution and delivery of this Lock Up Agreement, each party to this Lock Up Agreement hereby irrevocably submits to and accepts for itself and in respect of its property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts and appellate courts from any appeal thereof. Each party to this Lock Up

Agreement further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof in the manner set forth in Section 10(e). Each party to this Lock Up Agreement hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Lock Up Agreement brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing in this Section 10(l) shall be deemed to constitute a submission to jurisdiction, consent or waiver with respect to any matter not specifically referred to herein.

(m) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN CONNECTION WITH ANY ACTION, SUIT OR PROCEEDING IN CONNECTION WITH THIS LOCK UP AGREEMENT.

(n) *Description Headings.* The description headings used herein are for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Lock Up Agreement.

(o) *Counterparts.* This Lock Up Agreement may be executed in counterparts, each of which will be considered one and the same Lock Up Agreement and will become effective when such counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

(p) *No Survival.* No representations, warranties and covenants of the Inside Stockholder in this Agreement shall survive the Merger. The Inside Stockholder shall have no liability hereunder except for any willful and material breach of this Agreement by the Inside Stockholder.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Parent and each of the Inside Stockholders have caused this Lock Up Agreement to be duly executed as of the day and year first above written.

NEOSTEM, INC.

By:______________________________
Name: ____________________________
Title:_____________________________

____
Name:

____

____

By:______________________________
Name: ____________________________
Title:_____________________________

____

By:______________________________
Name: ____________________________
Title:_____________________________

Schedule A

Names

Robin Smith
Catherine Vaczy
Larry May
Alan Harris
Anthony Salerno
Teresa Lepore
Richard Berman
Steven Myers
Drew Bernstein
Edward Geehr
Eric Wei
RimAsia Capital Partners L.P.
Madame Zhang Jian
Shi Mingsheng
Fullbright Finance Limited
Christopher Duignan
Peter Sun
Daisy Dai
Chris Peng Mao
Jian Qian Cai Mao
Wayne Marasco
Shari Pine

AMENDMENT NO. 1 TO VOTING AND LOCK UP AGREEMENT

THIS AMENDMENT NO. 1 (this "Amendment"), dated as October ____, 2010, to that certain VOTING AND LOCK UP AGREEMENT dated August __, 2010 (the "Lock Up Agreement") by and between NeoStem, Inc., a Delaware corporation (the "Parent"), and the individuals or entities listed on Schedule A annexed thereto (collectively, the "Inside Stockholders" and each individually, an "Inside Stockholder"), amends said Lock Up Agreement in accordance with the amendment provisions set forth in Section 9(d) thereof. Capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Lock Up Agreement.

1. Section 3(b) of the Lock Up Agreement is amended to extend the Termination Date, so as to read in its entirety as follows:

> (b) Each of the Inside Stockholders hereby agrees that, during the period commencing on the date hereof and continuing until the first to occur of (x) the effective time of the Merger or (y) the taking by the Board of Directors of the Parent of any action permitted under the Merger Agreement properly to terminate the Merger Agreement in accordance with its terms or (z) December 31, 2010 (the first to occur being the "Termination Date"), at any meeting of the stockholders of Parent, however called, or in connection with any written consent of the holders of the shares of the Parent's Common Stock, he shall vote (or cause to be voted) the Shares held of record or Beneficially Owned by the Inside Stockholder, whether now owned or hereafter acquired in favor of approval of the Merger, adoption of the Merger Agreement, issuance of the merger consideration to the members of the Company and any other actions required in furtherance thereof and hereof.

2. No Other Changes. The Lock Up Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects. Except as specifically amended or modified herein, the Lock Up Agreement shall continue in full force and effect in accordance with the terms thereof.

IN WITNESS WHEREOF, Parent and each of the Inside Stockholders have caused this Amendment No. 1 to Voting and Lock Up Agreement to be duly executed as of the day and year first above written.

NEOSTEM, INC.

By:__________________________
Name:
Title:

____
Name:

____
Name:

____

By:__________________________
Name:
Title:

____

By:__________________________
Name:
Title:

[Signature Page to Amendment No. 1 to Voting and Lock Up Agreement]

Schedule A

Names

Robin Smith
Catherine Vaczy
Larry May
Alan Harris
Anthony Salerno
Teresa Lepore
Richard Berman
Steven Myers
Drew Bernstein
Edward Geehr
Eric Wei
RimAsia Capital Partners L.P.
Madame Zhang Jian
Shi Mingsheng
Fullbright Finance Limited
Christopher Duignan
Peter Sun
Daisy Dai
Chris Peng Mao
Jian Qian Cai Mao
Wayne Marasco
Shari Pine
Ian Zhang